This appendix is available as an online form Only use this form if the online version is not available

+Rule 4.11
Appendix 4A Statement of CDIs on issue
Information and documents given to ASX become ASX’s property and may be made public.
*Denotes minimum information required for first lodgement of this form.

Part 1 – Entity and announcement details

Question no	Question	Answer
1.1	*Name of entity We (the entity named above) provide the following information about our issued capital.[1]	LIGHT & WONDER INC.
1.2	*Registration type and number Please supply your ABN, ARSN, ARBN, ACN or another registration type and number (if you supply another registration type, please specify both the type of registration and the registration number).	666710836
1.3	*ASX issuer code	LNW
1.4	*The announcement is Tick whichever is applicable.	☒ New announcement ☐ Update/amendment to previous announcement ☐ Cancellation of previous announcement
1.4a	*Reason for update Mandatory only if “Update” ticked in Q1.4 above. A reason must be provided for an update.	N/A
1.4b	*Date of previous announcement to this update Mandatory only if “Update” ticked in Q1.4 above.	N/A
1.4c	*Reason for cancellation Mandatory only if “Cancellation” ticked in Q1.4 above.	N/A
1.4d	*Date of previous announcement to this cancellation Mandatory only if “Cancellation” ticked in Q1.4 above.	N/A
1.5	*Date of this announcement	5 October 2023

____________________

1 Listing rule 4.11 requires an entity that has a dual listing on ASX and an overseas exchange and has CDIs issued over quoted securities, to complete an Appendix 4A and give it to ASX within 5 business days of the end of each month. An entity that has a dual listing on ASX and an overseas exchange and that is proposing to issue new equity securities and to have quoted CDIs over some or all of them, should notify ASX of the proposed issue of the underlying securities using an Appendix 3B and apply for the CDIs to be quoted using an Appendix 2A.

+ See Chapter 19 for defined terms
1 December 2019                                         Page 1

This appendix is available as an online form

Appendix 4A Statement of CDIs on issue

Part 2 – Details of CDIs and other securities on issue

Question no	Question	Answer
2.1	*Statement for month and year Appendix 4A should be provided within 5 business days of the calendar month end, regardless of whether there is a change or not.	Month: September Year: 2023
2.2	*Number and class of all ASX quoted CDIs Repeat the following information for each class of CDIs quoted on ASX:
	ASX security code LNW	Security description CDI 1:1 FOREIGN EXEMPT XNGS	CDI ratio[2]: 1:1
	Total number of CDIs quoted on ASX at end of statement month (A): 14,626,044	Total number of CDIs quoted on ASX at end of previous month (B): 12,298,564	Net difference[3] (A-B): 2,327,480

If the total number of CDIs quoted on ASX at the end of the statement month (A), is greater than the total number of CDIs for which the entity has previously paid an initial listing fee or an additional listing fee under Table 1A and 1C of Guidance Note 15A (C), the entity hereby applies for +quotation of the difference (A – C) and agrees to the matters set out in Appendix 2A of the ASX Listing Rules.

Reason for Change:

Net Transfers of securities between CDIs and Common Stock
As quoted/ held on NASDAQ

2.3

*Number and class of all issued securities not represented by CDIs quoted on ASX:

Repeat the following table for each class of issued securities not represented (in whole or in part) by CDIs quoted on ASX

	ASX security code: LNWAA	Security description: COMMON STOCK
	Total number of securities at end of statement month (A): 75,408,529	Total number of securities at end of previous month (B): 77,687,888	Net difference (A-B): -2,279,359
Reason for change: Transfer of securities between shares of Common Stock and CDIs and reduction in total shares outstanding pursuant to the issuer's ongoing share repurchase program in the U.S.

________________________________

2 This is the ratio at which CDIs can be transmuted into the underlying security (e.g. 4:1 means 4 CDIs represent 1 underlying security whereas 1:4 means 1 CDI represents 4 underlying securities).

3 The net difference should equal the number of underlying securities transmuted into CDIs during the month less the number of CDIs transmuted into underlying securities during the month..

+ See Chapter 19 for defined terms
1 December 2019                                         Page 2